EXHIBIT 10.2

AMENDMENT TO
REGISTRATION RIGHTS AGREEMENT

     THIS AMENDMENT (“Amendment”) to Stock Purchase Agreement is made this 31st day of March, 2005, by and between Navarre Corporation, a Minnesota corporation (the “Company”) and Michael A. Bell (“Seller”).

     WHEREAS, the Company and Seller are parties to a Registration Rights Agreement dated March 14, 2005 (the “Agreement”); and

     WHEREAS, the Company and Seller desire to amend the Agreement to reflect certain changes in a corresponding Stock Purchase Agreement entered into between the parties.

     NOW, THEREFORE in consideration of the aforesaid and of the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Company and Seller, the parties agree as follows:

     1. Recital D of the Agreement is hereby amended by deleting the words “up to 600,000 shares” and replacing them with “300,000 shares”.

     2. Section 2.h. of the Agreement is hereby amended by deleting the words “three (3) years from the date of this Agreement” and replacing them with “two (2) years from the date of this Agreement”.

     3. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its original terms.

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[Signature Page to Amendment to Registration Rights Agreement]

     IN WITNESS WHEREOF, the Company and Seller have executed and delivered to the other party this Amendment effective as of the day and year first above written.

COMPANY: NAVARRE CORPORATION
By:	/s/ James G. Gilbertson
James G. Gilbertson
Its: Chief Financial Officer

SELLER:
/s/ Michael A. Bell
Michael A. Bell

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